                                                                   EXHIBIT 10.11


                                DATED 25 April, 2002



                             SUPPLEMENTAL AGREEMENT



                                       FOR



                             ENODIS HOLDINGS LIMITED



                                      WITH


                         THE ROYAL BANK OF SCOTLAND plc
                                as Facility Agent








                  relating to a US$455,000,000 CREDIT AGREEMENT
                            dated 20th February, 2002

                                      INDEX

CLAUSE                                                                      PAGE
1.       Interpretation........................................................1
2.       Amendments............................................................1
3.       Representations.......................................................2
4.       Miscellaneous.........................................................3
5.       Governing Law.........................................................3

SCHEDULE

1.       Amendments to Credit Agreement........................................4
2.       Condition precedent documents........................................10

SIGNATORIES...................................................................11

THIS AGREEMENT is dated       April, 2002 between:

(1)      ENODIS HOLDINGS LIMITED (registered number 4330209) (the COMPANY); and

(2) THE ROYAL BANK OF SCOTLAND plc as facility agent (in this capacity the FACILITY AGENT).

BACKGROUND

(A) This Agreement is supplemental to and amends a credit agreement dated 20th February, 2002 between, among others, the Company and the Facility Agent (the CREDIT AGREEMENT).

(B) The Majority Lenders (as defined in the Credit Agreement) have consented to the amendments to the Credit Agreement contemplated by this Agreement. Accordingly, the Facility Agent is authorised to execute this Agreement on behalf of the Finance Parties.

(C) The Company has consented to the amendments to the Credit Agreement contemplated by this Agreement and is authorised to execute this Agreement.

IT IS AGREED as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

(a) Capitalised terms defined in the Credit Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement.

(b) EFFECTIVE DATE means the date the Facility Agent notifies the Company and the Lenders that it has received all of the documents set out in
         Schedule 2 (Condition precedent documents) in form and substance satisfactory to the Facility Agent or such other later date as the Company and the Facility Agent may agree.

1.2      CONSTRUCTION

         The provisions of Clause 1.2 (Construction) of the Credit Agreement apply to this Agreement as though they were set out in full in this Agreement except that references to the Credit Agreement are to be construed as references to this Agreement.

2.       AMENDMENTS

(a) Subject as set out below, the Credit Agreement will be amended from the Effective Date in the manner set out in Schedule 1 (Amendments to the Credit Agreement).

(b) The Facility Agent must notify the Company and the Lenders as soon as reasonable practicable once it has received all of the documents set out in Schedule 2 (condition precedent documents) in form and substance satisfactory to it.

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                                       2


3.       REPRESENTATIONS

3.1      REPRESENTATIONS

         The representations set out in this Clause are made by the Company on the date of this Agreement to each Finance Party.

3.2      POWERS AND AUTHORITY

         It has the power to enter into and perform, and has taken all necessary action to authorise the entry into and performance of this Agreement and the transactions contemplated by this Agreement.

3.3      LEGAL VALIDITY

(a) Subject to any general principles of law limiting its obligations and specifically referred to in any legal opinion delivered under Schedule 2 (Conditions precedent documents) or to any reservation as set out below, this Agreement constitutes its legally binding, valid and enforceable obligation and validly and effectively amends the Credit Agreement.

(b) A "reservation" for the purposes of paragraph (a) is the principle that equitable remedies are remedies which may be granted or refused at the discretion of the court, the limitation on enforcement by laws relating to bankruptcy, insolvency, liquidation, re-organisation, court schemes, moratoria, administration and other laws generally affecting the rights of creditors, the time barring of claims under the Limitation Acts and similar principles.

3.4      NON-CONFLICT

         The entry into and performance by it of, and the transactions contemplated by, this Agreement do not and will not conflict with:

         (a)      any law or regulation applicable to it; or

         (b) conflict with its or any of its Subsidiaries' constitutional documents; or

         (c) conflict with any document which is binding on it or any of its Subsidiaries or any of its or its Subsidiaries' assets.

3.5      AUTHORISATIONS

         All authorisations required by it in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Agreement have been obtained or effected (as appropriate) and are in full force and effect.

3.6      CREDIT AGREEMENT

         The Company confirms to each Finance Party that on the date of this Agreement the Repeating Representations:

         (a)      are true; and

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                                       3


         (b) would also be true if references to the Credit Agreement are construed as references to the Credit Agreement as amended by this Agreement.

         In each case, each Repeating Representation is applied to the circumstances existing at the date of this Agreement.

4.       MISCELLANEOUS

(a)      This Agreement is a Finance Document.

(b) Subject to the terms of this Agreement, the Credit Agreement and each Security Document will remain in full force and effect and the Credit Agreement and this Agreement will be read and construed as one document.

5.       GOVERNING LAW

         This Agreement is governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

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                                       4


                                   SCHEDULE 1

                         AMENDMENTS TO CREDIT AGREEMENT



The Credit Agreement is hereby amended as follows:

(a) in Clause 1.1 (Definitions) the definition of "BUSINESS PLAN" is deleted in its entirety and replaced with the following:

         ""BUSINESS PLAN"

         means the agreed financial model dated 12th March, 2002 prepared by Enodis plc and the Company and delivered to the Arrangers.";

(b) in Clause 11.5 (Mandatory prepayment - Surplus Cashflow) paragraphs (a) and (b) are deleted in their entirety and replaced with the following:

         "(a)     In this Subclause:

                  "SURPLUS CASHFLOW"

                  means Consolidated Cashflow for any financial year or for the financial half-year comprising the period from 1st April, 2002 to 28th September, 2002:

                  (i) minus Consolidated Total Debt Service during such period; and

                  (ii) before deducting dividends paid by Enodis plc during or in respect of such period.

                  "SEMI-ANNUAL SURPLUS CASHFLOW"

                  means Consolidated Cashflow during the first half of any financial year:

                  (i) minus Consolidated Total Debt Service during such period; and

                  (ii) before deducting dividends paid by Enodis plc during or in respect of such period.

         (b) The Company must apply (or procure that the Borrowers apply) an amount equal to 75 per cent. of Surplus Cashflow for each financial year (or financial half-year for the financial half-year comprising the period from 1st April, 2002 to 28th September, 2002) towards prepaying the Credits (provided that the Company may take into account any Semi-annual Surplus Cashflow prepayment made during such financial year when calculating if any amount is payable with respect to 75 per cent. of Surplus Cashflow for such financial year).";

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                                       5


(c) in Clause 21.1 (Financial statements) paragraph (a) (i) is amended by adding after the words "annual cashflow statement" the words "and an unaudited half-year cashflow statement for the financial half-year comprising the period from 1st April, 2002 to 28th September, 2002)" and paragraph (b) (i) is amended by adding after the words "annual" the words "(or half-year)";

(d) in Clause 22.1 (Definitions) the definition of "CONSOLIDATED CASHFLOW" is deleted in its entirety and replaced with the following:

         ""CONSOLIDATED CASHFLOW"

         means, for a Measurement Period, Consolidated EBITDA for that Measurement Period, adjusted by:

         (a) DEDUCTING any increase and ADDING any decrease in Net Working Capital over that Measurement Period and adjusting, in a manner consistent with the methodology employed in the Original Financial Statements, for any changes in other long term assets and long term liabilities (excluding changes in Financial Indebtedness, Tax, dividend and fixed asset balance sheet accounts), to the extent not already reflected in determining Consolidated EBITDA;

         (b) ADDING any extraordinary or exceptional item received in Cash or DEDUCTING any extraordinary or exceptional item paid in Cash during that Measurement Period (ignoring, and neither deducting nor adding back, any up front fees and other financing costs relating to this Agreement and/or the Bond Documents and/or the Equity Offering which are incurred during such Measurement Period);

         (c) DEDUCTING Capital Expenditure paid or required to be paid during that Measurement Period;

         (d) DEDUCTING any net gains and ADDING BACK any net losses for that Measurement Period arising on the disposal of fixed assets to the extent reflected in Consolidated EBITDA;

         (e) ADDING the net proceeds received in Cash during that Measurement Period of any disposal of fixed assets;

         (f) DEDUCTING all non-Cash credits and ADDING BACK all non-Cash debits (in each case to the extent not otherwise specifically dealt with in this definition) included in Consolidated EBITDA during that Measurement Period;

         (g) DEDUCTING the Cash cost of acquiring any subsidiary undertakings or minority interests incurred during that Measurement Period;

         (h) ADDING the net proceeds of any disposals of Subsidiaries, subsidiary undertakings or minority interests received in Cash during that Measurement Period;

         (i) DEDUCTING all dividends or any other distributions payable during that Measurement Period to any person which is not a member of the Plc Group;

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                                      6


         (j) DEDUCTING all corporate tax and withholding tax paid or which fell due for payment during that Measurement Period; and

         (k) DEDUCTING (to the extent otherwise included) any proceeds of a Disposal, Share Disposal or insurance claim to the extent of the amount of any prepayment required to be made under Clauses
                  11.4 and/or 11.7 in consequence of the occurrence thereof,

         in each case ensuring that no item is effectively credited or deducted more than once in determining Consolidated Cashflow.";

(e) in Clause 22.1 (Definitions) the definition of "CONSOLIDATED EBITDA" is deleted in its entirety and replaced with the following:

         ""CONSOLIDATED EBITDA"

         means the consolidated net pre-taxation profits of the Plc Group for a Measurement Period, adjusted by:

         (a)      ADDING BACK Consolidated Interest Payable;

         (b) DEDUCTING any financing charges received or receivable by the Plc Group in respect of that Measurement Period;

         (c) EXCLUDING any amount attributable to minority interests and, for the avoidance of doubt, this amount shall be the Equity minority interest figure shown in the Group profit and loss account for the Measurement Period;

         (d)      EXCLUDING any exceptional or extraordinary item;

         (e) EXCLUDING any profit or loss arising during that Measurement Period with respect to Felsted after the date of this Agreement;

         (f) ADDING BACK depreciation and amortisation including the amortisation of deferred finance cost;

         (g) ADDING BACK any up front fees and other finance costs, including up-front costs payable under this Agreement and/or under the Bond Documents and /or in connection with the Equity Offering, in each case in connection with the arrangement or underwriting thereof, written off during that Measurement Period;

         (h) DEDUCTING the amount of profit of any joint venture included in Consolidated EBITDA during that Measurement Period which has not been distributed in Cash to a member of the Plc Group;

         (i)      for the purposes of calculating the ratio set out in Clause
                  22.4 (Leverage) only, INCLUDING the net pre-taxation profits of a member of the Plc Group as adjusted in accordance with paragraphs (a) to (h) above or business acquired during that Measurement Period for the part of that Measurement Period when it was not a member of the Plc Group and/or the business or assets were not owned by a member of the Plc Group; and

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                                       7


         (j)      for the purposes of calculating the ratio set out in Clause
                  22.4 (Leverage) only (and, for each of the Measurement Periods ending on 31st March, 2002, 30th June, 2002, 30th September, 2002 and 31st December, 2002 only, for the purposes of calculating the ratio set out in Clause 22.5 (Interest Cover)), EXCLUDING the net pre-taxation profit attributable to any member of the Plc Group as adjusted in accordance with paragraphs (a) to (h) above or to any business sold during that Measurement Period.";

(f)      the following definition is added to Clause 22.1 (Definitions):

         ""NET WORKING CAPITAL"

         means all stock (other than with respect to Felsted) for the time being owned by members of the Plc Group,

         (a) adding amounts for the time being owing (whether or not due) to members of the Plc Group (on a consolidated basis) which constitute current assets of the Plc Group including, for the avoidance of doubt, prepayments (other than amounts of or in respect of Financial Indebtedness and Tax and amounts with respect to Felsted);

         (b) deducting amounts for the time being owing (whether or not due) by members of the Plc Group (on a consolidated basis) which constitute current liabilities including, for the avoidance of doubt, accruals (other than amounts of or in respect of Financial Indebtedness, Tax and dividends and amounts with respect to Felsted), in each case as determined in accordance with the Accounting Principles.";

(g) in Clause 22.1 (Definitions) the definition of "CONSOLIDATED NET INTEREST PAYABLE" is amended by adding the following to the end of the definition:

         ", except that for each of the Measurement Periods ending on 31st March, 2002, 30th June, 2002, 30th September, 2002 and 31st December, 2002 only, Consolidated Net Interest Payable will be calculated as if the Measurement Period was from Closing (in the case of the Measurement Period ending on 31st March, 2002) and from 1st April, 2002 (in the case of the Measurement Periods ending on 30th June, 2002, 30th September, 2002 and 31st December, 2002) to the end of the actual Measurement Period, and then annualising the amount of Consolidated Net Interest Payable so obtained by multiplying it by a fraction of which the numerator is 365 and the denominator is the number of days in the period from Closing or 1st April, 2002 (as the case may be) to the end of the actual Measurement Period";

(h) in Clause 22.1 (Definitions) the definition of "CONSOLIDATED NET SENIOR INTEREST PAYABLE" is amended by adding the following to the end of the definition:

         ", except that for each of the Measurement Periods ending on 31st March, 2002, 30th June, 2002, 30th September, 2002 and 31st December, 2002 only, Consolidated Net Senior Interest Payable will be calculated as if the Measurement Period was from Closing (in the case of the Measurement Period ending on 31st March, 2002) and from 1st April, 2002 (in the case of the Measurement Periods ending on 30th June, 2002, 30th September, 2002 and 31st December, 2002) to the end of the relevant Measurement Period, and then annualising the amount of Consolidated Net Interest Payable so obtained by multiplying it by a fraction of which the

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         numerator is 365 and the denominator is the number of days in the period from Closing or 1st April, 2002 (as the case may be) to the end of the actual Measurement Period";

 (i) Clause 22.6 (Cash flow) is amended by adding the words ", starting with the Measurement Period ending on 31st December, 2002," after the words "for any Measurement Period"; and

(j) Clause 22.7 (Covenant Table) is amended by deleting the table in its entirety and replacing it with the following:

DATE                          V               W                X                Y                 Z
31st March, 2002              4.50:1          3.00:1           2.00:1           3.20:1            -

30th June, 2002               4.00:1          2.90:1           2.15:1           3.20:1            -

30th September, 2002          4.15:1          2.80:1           2.15:1           3.20:1            -

31st December, 2002           3.95:1          2.65:1           2.30:1           3.50:1            1.05

31st March, 2003              3.70:1          2.50:1           2.50:1           3.85:1            1.05

30th June, 2003               3.55:1          2.35:1           2.75:1           4.30:1            1.05

30th September, 2003          3.10:1          1.90:1           3.00:1           4.90:1            1.05

31st December, 2003           2.85:1          1.80:1           3.20:1           5.30:1            1.05

31st March, 2004              2.75:1          1.65:1           3.40:1           5.70:1            1.05

30th June, 2004               2.45:1          1.40:1           3.65:1           6.00:1            1.05

30th September, 2004          2.05:1          1.05:1           3.90:1           6.00:1            1.05

31st December, 2004           2.00:1          1.00:1           4.00:1           6.00:1            1.05

31st March, 2005              2.00:1          1.00:1           4.00:1           6.00:1            1.05

30th June, 2005               2.00:1          1.00:1           4.00:1           6.00:1            1.05

30th September, 2005          2.00:1          1.00:1           4.00:1           6.00:1            1.05

31st December, 2005           2.00:1          1.00:1           4.00:1           6.00:1            1.05

31st March, 2006              2.00:1          1.00:1           4.00:1           6.00:1            1.05

30th June, 2006               2.00:1          1.00:1           4.00:1           6.00:1            1.05

30th September, 2006          2.00:1          1.00:1           4.00:1           6.00:1            1.05

31st December, 2006           2.00:1          1.00:1           4.00:1           6.00:1            1.05

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                                       9


31st March, 2007              2.00:1          1.00:1           4.00:1           6.00:1            1.05

30th June, 2007               2.00:1          1.00:1           4.00:1           6.00:1            1.05

30th September, 2007          2.00:1          1.00:1           4.00:1           6.00:1            1.05

31st December, 2007           2.00:1          1.00:1           4.00:1           6.00:1            1.05

31st March, 2008              2.00:1          1.00:1           4.00:1           6.00:1            1.05

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                                       10


                                   SCHEDULE 2

                         CONDITIONS PRECEDENT DOCUMENTS



1. A copy of the constitutional documents of the Company or, if the Facility Agent already has a copy, a certificate of an authorised signatory of the Company confirming that the copy in the Facility Agent's possession is still correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

2. A copy of a resolution of the board of directors of the Company (or a committee of its board of directors) approving the terms of, and the transactions contemplated by, this Agreement.

3. If applicable, a copy of a resolution of the board of directors of the Company establishing the committee referred to in paragraph 2 above.

4. A specimen of the signature of each person authorised on behalf of the Company to sign this Agreement.

5. A certificate of an authorised signatory of the Company certifying that each copy document specified in this Schedule is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

6. A legal opinion of Allen & Overy, English legal advisers to the Facility Agent, addressed to the Finance Parties.

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                                       11


                                   SIGNATORIES


COMPANY



ENODIS HOLDINGS LIMITED


By:





FACILITY AGENT


THE ROYAL BANK OF SCOTLAND plc
(for itself and as agent for and on behalf of each Finance Party)


By: